UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 15, 2018

UGI Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  610 337-1000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure.

On October 15, 2018, UGI International, LLC (“UGI International”), the indirect, wholly owned subsidiary of UGI Corporation (the “Company”), commenced an offering pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of €300,000,000 in aggregate principal amount of senior notes (the “Notes”) in a private placement (the “Offering”). Concurrently with the Offering, UGI International anticipates entering into a new €300,000,000 senior unsecured term loan facility and a new €300,000,000 senior unsecured revolving credit facility (together, the “New Credit Facilities”). The Offering is subject to market conditions and is conditioned upon UGI International’s entry into the New Credit Facilities. UGI International’s entry into the New Credit Facilities is conditioned upon the consummation of the Offering.

In connection with the Offering, UGI International has disclosed certain information to prospective investors in a preliminary offering memorandum, dated October 15, 2018. UGI International has also made available a presentation to prospective investors in connection with marketing the Offering. The preliminary offering memorandum and investor presentation disclosed certain information that supplements or updates certain prior disclosures of the Company.  Pursuant to Regulation FD, the Company is furnishing herewith such information as Exhibits 99.1 and 99.2 to this Form 8-K.

This information, including the Exhibits 99.1 and 99.2 referenced herein, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may be incorporated by reference in a filing by the Company under the Securities Exchange Act of 1934, as amended, only if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the offered securities, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 8.01. Other Events.

On October 15, 2018, the Company issued a press release regarding the Offering. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number:	Description

99.1	Excerpts from the preliminary offering memorandum of UGI International, LLC, dated October 15, 2018.

99.2	The investor presentation of UGI International, LLC dated October 15, 2018.

99.3	Press Release of UGI Corporation dated October 15, 2018 announcing the Offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

October 15, 2018	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President, General Counsel and Secretary